Exhibit 32.1

PRESTIGE CAPITAL CORPORATION

CERTIFICATION OF PERIODIC REPORT

Pursuant to Section 906 of the Sarbanes-Oxley Act of 2002

18 U.S.C. Section 1350

The undersigned executive officer of Prestige Capital Corporation certifies pursuant to Section 906 of the Sarbanes-Oxley Act of 2002 that:

a.

the quarterly report on Form 10-Q of Prestige Capital Corporation for the quarter ended September 30, 2011 fully complies with the requirements of Section 13(a) or 15(d) of the Securities Exchange Act of 1934; and

b.

the information contained in the Form 10-Q fairly presents, in all material respects, the financial condition and results of operations of Prestige Capital Corporation

Date: November 14, 2011	/s/Joseph C. Cannella______________ Joseph C. Cannella Principal Executive Officer Principal Financial Officer